Supplement dated May 31, 2019

to the Prospectuses for:

•	Variable Life, as supplemented

•	Flex Annuity (Qualified), dated May 1, 2005, as supplemented

•	Flex Annuity (Non-Qualified), dated May 1, 2003, as supplemented

•	Fund 1, as supplemented

•	Fund 2, as supplemented

•	Fund 4, as supplemented

This supplement revises the Prospectuses to reflect the following changes:

Effective May 17, 2019, T. Rowe Price Associates, Inc. replaced OppenheimerFunds, Inc. as the co-investment sub-adviser for MML Equity Fund. All references in the Prospectuses to OppenheimerFunds, Inc. as the co-investment sub-adviser to MML Equity Fund are replaced with T. Rowe Price Associates, Inc.

If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 272-2216 (8 a.m. - 8 p.m. Eastern Time), or visit us online at www.MassMutual.com/contact-us.

For more information about the funds, read each fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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